Conestoga Capital Advisors was featured in two recent Morningstar publications, which we would like to share with you today.  First, Morningstar Advisor magazine's Undiscovered Managers column featured Conestoga in its February/March 2013 issue.  The article, titled "Lines of Communication" is attached for your review.

The Conestoga Small Cap Fund was also featured in a Morningstar video report on "hidden gems" in the mutual fund world.  The video report can be viewed at:

http://www.morningstar.com/cover/videocenter.aspx?id=584328

As always, we welcome your questions, comments, or feedback.  Please don't hesitate to contact me at your convenience.  Best regards,

Mark

Mark Clewett, CFA

Conestoga Capital Advisors LLC

Office: (484) 654-1385

Mobile: (610) 662-9794

E-mail: mclewett@conestogacapital.com

Disclosures:  The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1) Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2) Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2013, subject to termination at anytime at the option of the Fund.